    SELIGMAN

   MUNICIPAL
SERIES TRUST

                               Mid-Year Report
                                March 31, 1999


                               Providing Income
                             Exempt From Regular
                                  Income Tax


                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864

Seligman -- Times Change...Values Endure

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.

Times Change...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 135 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and launched its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...Values Endure

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.

Table of Contents

To the Shareholders.................................    1
Interview With Your Portfolio Manager...............    2
Performance Overview and
   Portfolio Summary................................    4
Portfolios of Investments...........................    8
Statements of Assets and Liabilities................   14
Statements of Operations............................   15

Statements of Changes in Net Assets.................   16
Notes to Financial Statements.......................   18
Financial Highlights.................................  21
Report of Independent Auditors......................   26
Trustees.............................................  27
Executive Officers and For More Information..........  28
Glossary of Financial Terms.........................   29



[PHOTO}


James, Jesse, and Joseph Seligman, 1870

To the Shareholders

During Seligman Municipal Series Trust's six-month reporting period ended March 31, 1999, the US economy remained strong. In fact, the economy grew faster than almost anyone had predicted.

At the Trust's fiscal year-end in September 1998, the consensus was that the US economy would slow, possibly to recessionary levels, in the face of worldwide financial disorder brought on by the Asian economic crisis. However, US consumer strength was widely underestimated, and consumer confidence and the strong consumer demand that accompanied it remained a powerful economic force. Not only did the economy continue to surprise on the upside, it did so without signs of rising inflation, a common side effect of prolonged and robust growth.

Despite evidence that inflation remained under control, the unexpected acceleration in economic activity earlier this year caused bond-market participants to worry that inflation posed a possible threat. This concern pushed Treasury yields significantly higher. During these six months, Treasury bond yields fluctuated within a wide range of 98 basis points. In contrast, the municipal market remained relatively stable, with yields fluctuating within a much narrower range of 32 basis points.

At the Trust's fiscal year-end in September 1998, the yield spread between municipal bonds and Treasuries was unprecedentedly narrow. Recently, however, a slowdown in the supply of new municipal bond issues and rising Treasury yields caused the yield spread between municipal bonds and Treasury bonds to widen to a more historically normal range. We believe that this trend will continue and, as it does, the performance of the municipal market should improve relative to the Treasury market.

The ongoing economic expansion in the US continued to benefit the municipal bond market. Municipal bond issuers have been able to improve their financial situations and, for the fourth year in a row, there were more credit-rating upgrades than downgrades. We expect that this positive trend will continue.

The Trust's manager, J. & W. Seligman & Co. Incorporated, continues to work to ensure that all of its operations are prepared for the challenges posed by the Year 2000 (Y2K) computer issue. We are confident that there will be no disruption in the investment and shareholder services provided by the Trust as a result of Y2K. In addition, your portfolio management team considers the potential ramifications of Y2K when making decisions on which securities should be held by the Trust.

We appreciate your confidence in Seligman Municipal Series Trust and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager and the Trust's portfolios of investments follow this letter.

By order of the Trustees,


/s/ William C. Morris
William C. Morris
Chairman



                                /s/ Brian T. Zino
                                Brian T. Zino
                                President


April 30, 1999

Interview With Your Portfolio Manager,
Thomas G. Moles

Q: What economic and market factors influenced Seligman Municipal Series Trust in the last six months?

A: During the past six months, the outlook for the US and global economies has improved dramatically. At fiscal year-end in September 1998, economies around the world were struggling with financial crises that threatened to drag the US into recession. In response, the Federal Reserve Board took immediate defensive action by lowering the federal-funds rate three times last fall.

     However, the outlook for the US economy brightened as economies around the world began to show signs of recovery and as strong US consumer demand continued to drive economic growth.

     While ending on a positive note, the last six months were nonetheless volatile for equity markets, and thus for the US Treasury market as investors rushed to buy Treasury bonds during periods of market uncertainty. This "flight to quality" was the primary cause of the sharp swings in Treasury yields that were experienced during the period. The yield on the 30-year US Treasury bond fluctuated by more than 98 basis points during this time. In contrast to the volatility of the Treasury market, the municipal market remained relatively stable throughout the period. Long-term municipal interest rates fluctuated within a much narrower trading range of approximately 32 basis points.

     The historically low interest-rate environment led to a surge in municipal new issue volume during 1998. The increase in municipal supply caused the yield spread between municipal bonds and Treasury bonds to narrow, making municipals particularly attractive. For a brief period in October, long-term municipal yields actually exceeded long-term Treasury yields, an unusual occurrence given the tax advantages of municipal ownership.

     This situation has now begun to reverse itself. Year-to-date, new issue volume has slowed from its robust pace, causing the yield spread between municipal bonds and Treasury bonds to widen to a historically normal range.

     The continued strength of the US economy, which is now in its ninth year of economic expansion, has allowed the financial condition of the nation's states, cities, and municipalities to steadily improve. For the fourth year in a row, credit-rating upgrades exceeded downgrades. We expect that this positive trend will continue with the possible exception of healthcare bonds, whose issuers have been experiencing increased financial and operating pressures.

Q:   What was your investment strategy?

A: The relative lack of volatility in the municipal market limited our opportunities to enhance total

A TEAM APPROACH

Seligman Municipal Series Trust is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Trust by a group of seasoned professionals who are responsible for research and trading consistent with the Trust's investment objective.

Seligman Municipals Team: (standing from left) Audrey Kuchtyak,
Theresa Barion, Debra McGuinness, (seated) Eileen Comerford,
Thomas G. Moles (Portfolio Manager)

Interview With Your Portfolio Manager,
Thomas G. Moles

     return through trading activity. Therefore, we focused on improving the relative value of Seligman Municipal Series Trust's portfolios. Through in-depth credit analysis and market research, we have been able to identify municipal credits that we believe have been undervalued by the market, and we have used this information in our security selection process.

     During the period, our investment strategy was consistent with our positive outlook for the economy and long-term interest rates. We reduced portfolio holdings with short durations, replacing them with longer-term bonds because they offer the greatest opportunity for price appreciation during periods of declining interest rates. (Conversely, during periods of rising interest rates, long-term bonds will depreciate more than shorter-term bonds.) Long-term bonds have also provided the highest yields historically. During the past six months, long-term municipal yields rose slightly, resulting in declines in Seligman Municipal Series Trust's net asset values.

     We have concentrated new purchases in triple "A" rated insured bonds because of the prevailing narrow yield spread between high-quality and lower-quality bonds. At this time, lower-quality bonds do not offer enough additional yield to compensate for the increased credit risk. For the six-month period, high-quality insured bonds outperformed lower-quality bonds.

Q:   What is your outlook?

A: Recent economic reports have suggested that the economy may be strengthening further, raising concerns about an acceleration in the rate of inflation. In response, long-term municipal yields have increased modestly. However, we believe that any increase in long-term yields will be temporary and our outlook for interest rates remains positive. We will continually monitor market conditions and will adjust our investment strategy accordingly.

     There are currently a number of factors that bode well for the municipal market going forward. First, new issue supply has slowed, widening the yield spread between municipals and Treasuries to a historically normal range. If this trend continues, and we believe that it will, the performance of the municipal market should improve relative to the Treasury market. In addition, the municipal bond market has been the beneficiary of a healthy economy and a stable rate of inflation, and we anticipate that these favorable market conditions will continue for the balance of the year.

Performance Overview and Portfolio Summary
California High-Yield Series


Investment Results per Share


TOTAL RETURNS
For Periods Ended March 31, 1999

                                                                                  AVERAGE ANNUAL
                                                    -----------------------------------------------------------------------
                                                                                                                   CLASS D
                                                                                                                    SINCE
                                                SIX*              ONE             FIVE             10             INCEPTION
                                               MONTHS*           YEAR             YEARS           YEARS            2/1/94
                                              ---------        ---------         ---------      --------        ------------
Class A**
With Sales Charge                               (3.92)%           0.54%            5.90%           7.09%            n/a
Without Sales Charge                             0.89             5.52             6.93            7.61             n/a

Class D**
With 1% CDSC                                    (0.40)            3.57              n/a            n/a              n/a
Without CDSC                                     0.59             4.57             5.98            n/a              5.06%
Lehman Brothers Municipal Bond Index***          1.49             6.20             7.62            8.24             5.97++


NET ASSET VALUE


                      3/31/99                   9/30/98                  3/31/98
                     --------                  --------                 --------
Class A                $6.68                      $6.80                    $6.66
Class D                 6.69                       6.80                     6.67


DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
For Periods Ended March 31, 1999

                                           CAPITAL                    SEC
                     DIVIDENDS++            GAIN++                  YIELD+++
                    -------------         ---------                ----------
Class A               $0.156               $0.024                    3.76%
Class D                0.125                0.024                    3.05


HOLDINGS BY MARKET SECTOR0                                           MOODY'S/S&P RATINGS0
Revenue Bonds                                    85%                 Aaa/AAA            13%
General Obligation Bonds                         15                  Aa/AA              10
                                                                     A/A                53
                                                                     Baa/BBB            23
                                                                     Non-Rated           1

WEIGHTED AVERAGE MATURITY                      21.7 years

---------------------------
See footnotes on page 7.

Performance Overview and Portfolio Summary
California Quality Series

Investment Results per Share

TOTAL RETURNS
For Periods Ended March 31, 1999


                                                                                  AVERAGE ANNUAL
                                                    -----------------------------------------------------------------------
                                                                                                                   CLASS D
                                                                                                                    SINCE
                                                SIX*              ONE              FIVE            10             INCEPTION
                                               MONTHS*           YEAR              YEARS          YEARS            2/1/94
                                              ---------        ---------         ---------      --------        ------------
Class A**
With Sales Charge                               (3.98)%           0.85%            6.22%           7.14%             n/a
Without Sales Charge                             0.81             5.87             7.28            7.67              n/a

Class D**
With 1% CDSC                                    (0.60)            3.94              n/a             n/a              n/a
Without CDSC                                     0.36             4.92             6.23%            n/a             4.37%

Lehman Brothers Municipal Bond Index***          1.49             6.20             7.62            8.24             5.97++


NET ASSET VALUE


                      3/31/99                   9/30/98                  3/31/98
                     --------                  --------                 --------
Class A                $6.88                      $7.21                    $7.03
Class D                 6.86                       7.19                     7.01


DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
For Periods Ended March 31, 1999


                                          CAPITAL                   SEC
                    DIVIDENDS++            GAIN++                  YIELD+++
                    -------------         ---------                ----------
Class A                $0.156               $0.230                   3.68%
Class D                 0.124                0.230                   2.97


HOLDINGS BY MARKET SECTOR0                                           MOODY'S/S&P RATINGS0
Revenue Bonds                                   79%                  Aaa/AAA            75%
General Obligation Bonds                        21                   Aa/AA              12
                                                                     A/A                13
WEIGHTED AVERAGE MATURITY                      21.7 years

-------------------------------
See footnotes on page 7.

Performance Overview and Portfolio Summary
Florida Series

Investment Results per Share

TOTAL RETURNS
For Periods Ended March 31, 1999


                                                                                     AVERAGE ANNUAL
                                                    -----------------------------------------------------------------------
                                                                                                                   CLASS D
                                                                                                                    SINCE
                                                SIX*              ONE             FIVE             10             INCEPTION
                                               MONTHS*           YEAR             YEARS           YEARS            2/1/94
                                              ---------        ---------        ---------       --------        ------------
Class A**
With Sales Charge                               (4.00)%           0.53%            5.98%           7.32%             n/a
Without Sales Charge                             0.75             5.50             7.01            7.85              n/a

Class D**
With 1% CDSC                                    (0.48)            3.82              n/a             n/a              n/a
Without CDSC                                     0.50             4.82             6.22             n/a             4.51%

Lehman Brothers Municipal Bond Index***          1.49             6.20             7.62            8.24             5.97++


NET ASSET VALUE


                      3/31/99                   9/30/98                  3/31/98
                     --------                  --------                 --------
Class A               $7.91                      $8.07                    $7.88
Class D                7.93                       8.08                     7.89


DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
For Periods Ended March 31, 1999


                                          CAPITAL                   SEC
                    DIVIDENDS++            GAIN++                  YIELD+++
                    -------------         ---------                ----------
Class A                $0.169               $0.051                   3.78%
Class D                 0.140                0.051                   3.21


HOLDINGS BY MARKET SECTOR0                                           MOODY'S/S&P RATINGS0
Revenue Bonds                                    87%                 Aaa/AAA            66%
General Obligation Bonds                         13                  Aa/AA              29
                                                                     A/A                5
WEIGHTED AVERAGE MATURITY                      23.5 years

--------------------------
See footnotes on page 7.

Performance Overview and Portfolio Summary
North Carolina Series

Investment Results per Share

TOTAL RETURNS
For Periods Ended March 31, 1999

                                                                                  AVERAGE ANNUAL
                                                    -----------------------------------------------------------------------
                                                                                                 CLASS A           CLASS D
                                                                                                  SINCE             SINCE
                                                SIX*              ONE             FIVE          INCEPTION         INCEPTION
                                               MONTHS*           YEAR             YEARS         8/27/9000          2/1/94
                                              ---------        ---------        ---------       --------        ------------
Class A**
With Sales Charge                               (4.00)%           0.55%            6.11%           6.67%             n/a
Without Sales Charge                             0.74             5.52             7.14            7.28              n/a

Class D**
With 1% CDSC                                    (0.73)            3.60              n/a             n/a              n/a
Without CDSC                                     0.24             4.60             6.29%            n/a             4.40%

Lehman Brothers Municipal Bond Index***          1.49             6.20             7.62           8.10+             5.97++

NET ASSET VALUE


                      3/31/99                   9/30/98                  3/31/98
                     --------                  --------                 --------
Class A               $8.07                      $8.30                    $8.10
Class D                8.06                       8.30                     8.10


DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
For Periods Ended March 31, 1999


                                          CAPITAL                   SEC
                    DIVIDENDS++            GAIN++                  YIELD+++
                    -------------         ---------                ----------
Class A                $0.174               $0.117                   3.57%
Class D                 0.143                0.117                   3.01


HOLDINGS BY MARKET SECTOR0                                           MOODY'S/S&P RATINGS0
Revenue Bonds                                   73%                  Aaa/AAA            46%
General Obligation Bonds                        27                   Aa/AA              36
                                                                     A/A                18
WEIGHTED AVERAGE MATURITY                      18.7 years

--------------------------------------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price and assume all distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class D shares are calculated with and without the effect of the 1% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase. No adjustment was made to the performance of Class A shares for periods prior to commencement dates December 27, 1990, in the case of the Florida Series, and January 1, 1993, in the case of the California High-Yield and California Quality Series, for the annual Administration, Shareholder Services and Distribution Plan fee of up to 0.25% of average daily net assets for each Series. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. A portion of each Series' income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. Past performance is not indicative of future investment results.
 *** The Lehman Brothers Municipal Bond Index is an unmanaged index that does not include any fees or sales charges. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.
   0 Percentages based on market values of long-term holdings at March 31, 1999. 00 At its discretion, the Manager waived all or a portion of its fees and, in some cases reimbursed certain expenses for the North Carolina Series. This has the effect of increasing the Series' average annual total returns for the since-inception period.
  ++ From 1/31/94.
   + From 8/31/90.
  ++ Represents per share amount paid or declared for the six months ended March
     31, 1999.
 +++ Current yield, representing the annualized yield for the 30-day period ended March 31, 1999, has been computed in accordance with SEC regulations and will vary.

Portfolios of Investments
March 31, 1999

California High-Yield Series


     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
  ----------                                  ---------------------                           ----------------  --------------
  $2,500,000  Alameda, CA Certificates of Participation (City Hall Seismic
                Upgrade Project), 6.20% due 5/1/2025......................................          NR/A        $ 2,652,225
   1,000,000  California Department of Veterans Affairs Rev. (Home Purchase),
                5 1/2% due 12/1/2018*.....................................................         Aa3/AA-        1,026,720
   2,000,000  California Department of Veterans Affairs Rev. (Home Purchase),
                5.20% due 12/1/2028.......................................................         Aa3/AA-        1,993,840
   2,190,000  California Department of Water Resources Water System Rev.
                (Central Valley Project), 6% due 12/1/2020................................         Aa2/AA         2,317,042
     500,000  California Educational Facilities Authority Rev. (Los Angeles College
                 of Chiropractic Medicine), 5.60% due 11/1/2017...........................         Baa2/NR          516,095
   2,500,000  California Educational Facilities Authority Rev. (Loyola Marymount
                University), 5 3/4% due 10/1/2024.........................................          A1/NR         2,645,875
   3,000,000  California Educational Facilities Authority Rev. (Pepperdine University),
                5% due 11/1/2029..........................................................          A1/NR         2,926,440
   2,500,000  California Health Facilities Financing Authority Rev. (Cedars-Sinai
                Medical Center), 5 1/4% due 8/1/2027......................................         Aaa/AAA        2,541,700
   2,500,000  California Health Facilities Financing Authority Rev. (Kaiser Permanente),
                 5.40% due 5/1/2028.......................................................          A3/A          2,514,375
   1,500,000  California Housing Finance Agency Home Mortgage Rev.,
                6 3/8% due 8/1/2027*......................................................         Aa2/AA-        1,601,445
   2,500,000  California Housing Finance Agency (Single Family Mortgage),
                5.40% due 8/1/2028*.......................................................         Aaa/AAA        2,516,100
   2,500,000  California Pollution Control Financing Authority Rev.  (San Diego
                Gas & Electric Co.), 5.85% due 6/1/2021*..................................          A1/AA-        2,560,100
   1,750,000  California Pollution Control Financing Authority Rev. (Pacific Gas &
                Electric Co.), 5 7/8% due 6/1/2023*.......................................          A1/AA-        1,821,785
   1,000,000  California Pollution Control Financing Authority Rev. (Pacific Gas &
                Electric Co.), 5.85% due 12/1/2023*.......................................          A1/AA-        1,049,340
   2,000,000  California State GOs, 5 1/4% due 10/1/2019..................................          Aa3/A+        2,027,360
   2,500,000  Cupertino, CA Certificates of Participation (Capital Improvement Projects),
                5 3/4% due 1/1/2016.......................................................           A1/A+        2,611,525
   3,000,000  Foothill/Eastern Transportation Corridor Agency, CA Toll Road Rev.,
                6% due 1/1/2034...........................................................         Baa3/BBB-      3,224,430
   1,300,000  Los Angeles, CA Wastewater System Rev., 7.10% due 6/1/2018..................           A1/A+        1,334,580
   1,275,000  Modesto, CA Irrigation District Certificates of Participation,
                5.30% due 7/1/2022........................................................           A2/A+        1,275,166
   1,000,000  Oxnard Union High School District, CA Certificates of Participation
                (Union High School), 7.70% due 11/1/2019..................................           NR/NR        1,046,630

--------------------------
+ Ratings have not been audited by Deloitte & Touche llp.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

Portfolios of Investments
March 31, 1999

California High-Yield Series (continued)


     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
  ----------                                  ---------------------                           ----------------  --------------
  $  645,000  Petaluma, CA Community Development Commission Tax Allocation Bonds
                (Central Business District), 9.30% due 5/15/2010..........................        Baa1/NR       $   647,986
   2,020,000  Pleasanton, CA Joint Powers Financing Authority Reassessment Rev.,
                6.15% due 9/2/2012........................................................        Baa1/NR         2,164,289
   4,000,000  Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2036....         Baa1/A         4,238,560
   3,000,000  San Bernardino, CA Joint Powers Financing Authority (California Dept. of
                Transportation Lease), 5 1/2% due 12/1/2020...............................           A/A          3,091,470
   2,500,000  San Joaquin Hills, CA Transportation Corridor Agency Rev. (Orange County
                Toll Road), 5 1/2% due 1/15/2028..........................................        Baa3/BBB-       2,547,150
   3,000,000  San Joaquin Hills, CA Transportation Corridor Agency Rev. (Orange County
                Senior Lien Toll Road), 6 3/4% due 1/1/2032...............................         Aaa/AAA        3,383,250
   2,500,000  Santa Barbara, CA Certificates of Participation, 5.70% due 3/1/2011.........          A1/A+         2,650,000
   1,000,000  Southern California Public Power Authority Power Project Rev.
                (Multiple Projects),  6% due 7/1/2018.....................................           A/A          1,018,070
     645,000  Stanislaus, CA Waste-to-Energy Financing Agency Solid Waste Facility Rev.
                (Ogden Martin System of Stanislaus, Inc. Project), 7 1/2% due 1/1/2005....         NR/BBB+          668,833
   1,160,000  Stanislaus, CA Waste-to-Energy Financing Agency Solid Waste Facility Rev.
                (Ogden Martin System of Stanislaus, Inc. Project), 7 5/8% due 1/1/2010....         NR/BBB+        1,204,938
   2,500,000  Washington Township, CA Hospital District Hospital Healthcare System Rev.,
                5 1/2% due 7/1/2018.......................................................          A2/NR         2,534,050
   2,230,000  West Covina, CA Certificates of Participation (Queen of the Valley Hospital),
                6 1/2% due 8/15/2024......................................................          A2/NR         2,563,474
                                                                                                                -----------
TOTAL MUNICIPAL BONDS (Cost $63,034,416) -- 100.4%.........................................................      66,914,843

VARIABLE RATE DEMAND NOTES (Cost $2,600,000) -- 3.9%.......................................................       2,600,000

OTHER ASSETS LESS LIABILITIES -- (4.3)%....................................................................      (2,891,826)
                                                                                                                -----------
NET ASSETS -- 100.0%.......................................................................................     $66,623,017
                                                                                                                ===========

California Quality Series


     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
  ----------                                  ---------------------                           ----------------  --------------
  $3,000,000  California Department of Water Resources Water System Rev.
                (Central Valley Project), 6.10% due 12/1/2029.............................        Aaa/AA        $ 3,427,710
   3,440,000  California Educational Facilities Authority Rev. (Pomona College),
                6% due 2/15/2017..........................................................        Aaa/AAA         3,686,132

-------------------------
+ Ratings have not been audited by Deloitte & Touche llp.
See Notes to Financial Statements.

Portfolios of Investments
March 31, 1999

California Quality Series (continued)


     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
  ----------                                  ---------------------                           ----------------  --------------
  $4,000,000  California Educational Facilities Authority Rev. (California Institute
                of Technology), 6% due 1/1/2021...........................................        Aaa/AAA        $ 4,167,280
   2,000,000  California Educational Facilities Authority Rev. (Stanford University),
                5.35% due 6/1/2027........................................................        Aaa/AAA          2,060,720
   4,000,000  California Educational Facilities Authority Rev. (University of San Diego),
                5% due 10/1/2028..........................................................         Aaa/NR          3,945,320
   4,000,000  California Educational Facilities Authority Rev. (University of Southern
                California), 5% due 10/1/2028.............................................         Aa2/AA          3,933,320
   3,000,000  California Health Facilities Financing Authority Rev.  (Kaiser Permanente),
                6 1/2% due 12/1/2020......................................................          A3/A           3,218,370
   2,000,000  California Health Facilities Financing Authority Rev. (Stanford Health Care),
                5% due 11/15/2028.........................................................         Aaa/AAA         1,969,500
     360,000  California Housing Finance Agency (Housing Revenue Insured Bonds),
                8 5/8% due 8/1/2015.......................................................         Aaa/AAA           373,479
   2,765,000  California Housing Finance Agency Home Mortgage Rev.,
                6 3/4% due 2/1/2025*......................................................         Aa2/AA-         2,946,826
   4,000,000  California Pollution Control Financing Authority Rev. (Mobil Oil Corporation
                Project), 5 1/2% due 12/1/2029*...........................................         Aa2/AA          4,096,080
     890,000  California Public Capital Improvements Financing Authority
                (Pooled Projects),  8.10% due 3/1/2018....................................        Aaa/AAA            906,937
   2,000,000  California Public Works Board Lease Rev. (Correctional Facilities
                Improvements), 5 3/4% due 9/1/2021........................................          A1/A           2,107,760
   4,000,000  California State GOs, 5% due 10/1/2023......................................         Aa3/A+          3,955,440
   2,500,000  California Statewide Communities Development Authority Certificates of
                Participation (Citrus Valley Health Partners, Inc.), 5 1/8% due 4/1/2023..        Aaa/AAA          2,513,575
   3,000,000  California Statewide Communities Development Authority Certificates of
                Participation (The Trustees of the J. Paul Getty Trust), 5% due 10/1/2023.        Aaa/AAA          2,960,790
   4,500,000  Contra Costa, CA Water District Rev., 5% due 10/1/2024......................        Aaa/AAA          4,436,190
   3,500,000  East Bay, CA Municipal Utility District Water System Rev., 5% due 6/1/2026..        Aaa/AAA          3,453,660
   2,500,000  Eastern Municipal Water District Riverside County, CA Water and Sewer Rev.,
                6 3/4% due 7/1/2012.......................................................        Aaa/AAA          3,045,375
   3,000,000  Fresno, CA Sewer System Rev., 5 1/4% due 9/1/2019...........................        Aaa/AAA          3,122,550
   2,000,000  Marin, CA Municipal Water District Water Rev., 5.65% due 7/1/2023...........         A1/AA           2,095,100
   2,000,000  Metropolitan Water District of Southern California Waterworks GOs,
                4 3/4% due 3/1/2037.......................................................        Aaa/AAA          1,889,380
   4,500,000  Orange County, CA Local Transportation Authority (Measure M Sales
                Tax Rev.), 6% due 2/15/2009...............................................        Aaa/AAA          5,121,540

---------------------
+ Ratings have not been audited by Deloitte & Touche llp.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

Portfolios of Investments
March 31, 1999

California Quality Series (continued)


     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
  ----------                                  ---------------------                           ----------------  --------------
  $2,500,000  Rancho, CA Water District Financing Authority Rev., 5.90% due 11/1/2015.....        Aaa/AAA       $ 2,726,025
   4,000,000  Regents of the University of California Rev. (Multiple Purpose Projects),
                5 3/8% due 9/1/2024.......................................................        Aaa/AAA         4,143,480
   4,300,000  San Diego, CA Public Facilities Financing Authority Sewer Rev.,
                5% due 5/15/2029..........................................................        Aaa/AAA         4,240,445
   4,250,000  San Francisco Bay Area Rapid Transit District, CA (Sales Tax Rev.),
                5% due 7/1/2028...........................................................        Aaa/AAA         4,191,775
   3,000,000  San Francisco, CA City and County Airports Commission Rev.
                (International Airport), 6.60% due 5/1/2024*..............................        Aaa/AAA         3,323,910
                                                                                                                -----------
TOTAL MUNICIPAL BONDS (Cost $83,342,144) -- 98.4%........................................................        88,058,669

VARIABLE RATE DEMAND NOTES (Cost $300,000) -- 0.3%.......................................................           300,000

OTHER ASSETS LESS LIABILITIES -- 1.3%....................................................................         1,102,002
                                                                                                                -----------
NET ASSETS-- 100.0%......................................................................................       $89,460,671
                                                                                                                ===========

Florida Series


     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
  ----------                                  ---------------------                           ----------------  --------------
  $2,000,000  Broward County, FL Airport System Rev., 5% due 10/1/2023....................        Aaa/AAA       $ 1,955,780
   1,000,000  Broward County, FL Water & Sewer Utility Rev., 5% due 10/1/2018.............        Aaa/AAA           995,070
   2,000,000  Collier County, FL Water & Sewer Rev., 5 1/4% due 7/1/2021..................        Aaa/AAA         2,026,400
   1,000,000  Dade County, FL Aviation Rev., 6 1/8% due 10/1/2020*........................        Aaa/AAA         1,080,310
   2,000,000  Dade County, FL Public Improvement GOs, 5 3/4% due 10/1/2016................        Aaa/AAA         2,140,340
   2,000,000  Dade County, FL Water & Sewer System Rev., 5 3/4% due 10/1/2022.............        Aaa/AAA         2,127,040
     945,000  Florida Housing Finance Agency Rev. (General Mortgage),
                6.35% due 6/1/2014........................................................         NR/AAA         1,004,374
     705,000  Florida Housing Finance Agency Rev. (Single Family Mortgage),
                6.55% due 7/1/2014*.......................................................        Aaa/AAA           754,562
   1,910,000  Florida Housing Finance Agency Rev. (Homeowner Mortgage),
                6.20% due 7/1/2027*.......................................................         Aa3/AA         2,017,972
   2,500,000  Florida Ports Financing Commission Rev. (State Transportation Trust Fund),
                5 3/8% due 6/1/2027*......................................................        Aaa/AAA         2,547,875
   2,000,000  Florida State Department of Transportation GOs (Right of Way),
                5.80% due 7/1/2021........................................................        Aa2/AA+         2,210,480
   2,500,000  Florida State Turnpike Authority Rev., 5 5/8% due 7/1/2025..................        Aaa/AAA         2,618,600
   2,000,000  Greater Orlando Aviation Authority, FL Airport Facilities Rev.,
                5 1/4% due 10/1/2023*.....................................................        Aaa/AAA         2,017,680
   2,500,000  Hillsborough County, FL Aviation Authority Rev. (Tampa International
                Airport), 5 3/8% due 10/1/2023*...........................................        Aaa/AAA         2,533,500

----------------
+ Ratings have not been audited by Deloitte & Touche llp.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

Portfolios of Investments
March 31, 1999

Florida Series (continued)


     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
  ----------                                  ---------------------                           ----------------  --------------
$  1,500,000  Jacksonville Electric Authority, FL Rev. (St. John's River Power Park System),
                5 3/8% due 10/1/2016......................................................        Aa2/AA        $ 1,548,690
   1,000,000  Jacksonville Electric Authority, FL Rev. (Electric System),
                5.10% due 10/1/2032.......................................................        Aa2/AA            985,780
   2,000,000  Jacksonville Electric Authority, FL Rev. (Water & Sewer System),
                5 5/8% due 10/1/2037......................................................        Aa3/AA-         2,069,340
   2,000,000  Jacksonville, FL Sewage & Solid Waste Disposal Facilities Rev.
                (Anheuser-Busch Project), 5 7/8% due 2/1/2036*............................         A1/A+          2,117,720
   2,000,000  Jacksonville Health Facilities Authority, FL Hospital Rev. (Charity Obligated
                Group--Baptist/St. Vincent's Health System Inc.), 5 1/4% due 8/15/2027....        Aa2/AA+         1,996,940
   1,000,000  Kissimmee Utility Authority, FL Electric System Improvement Rev.,
                5 1/4% due 10/1/2018......................................................        Aaa/AAA         1,014,840
   1,000,000  Lee County, FL Transportation Facilities Rev., 6% due 10/1/2015.............        Aaa/AAA         1,093,950
   1,000,000  Osceola County, FL Transportation Rev. (Osceola Parkway Project),
                6.10% due 4/1/2017........................................................        Aaa/AAA         1,075,100
   1,200,000  Palm Beach County, FL Criminal Justice Facilities Rev., 7 1/4% due 6/1/2011.        Aaa/AAA         1,278,072
   2,000,000  Polk County, FL Industrial Development Authority Solid Waste Disposal
                Facilities Rev. (Tampa Electric Company Project), 5.85% due 12/1/2030*....         Aa2/AA         2,127,320
   2,000,000  Reedy Creek Improvement District, FL Utilities Rev., 5 1/8% due 10/1/2019...        Aaa/AAA         2,013,000
   1,250,000  Volusia County, FL Educational Facilities Authority Rev. (Embry-Riddle
                Aeronautical University Project), 6 5/8% due 10/15/2022...................         NR/AAA         1,370,275
                                                                                                                -----------
TOTAL MUNICIPAL BONDS (COST $42,110,520) -- 98.3%........................................................        44,721,010

OTHER ASSETS LESS LIABILITIES -- 1.7%....................................................................           754,193
                                                                                                                -----------
NET ASSETS -- 100.0%.....................................................................................       $45,475,203
                                                                                                                ===========

North Carolina Series


     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
  ----------                                  ---------------------                           ----------------  --------------
  $1,250,000  Appalachian State University, NC Housing & Student Center System Rev.,
                5 5/8% due 7/15/2015......................................................        Aaa/AAA       $ 1,308,075
   1,250,000  Asheville, NC Water System Rev., 5.70% due 8/1/2025.........................        Aaa/AAA         1,330,063
   2,000,000  Charlotte-Mecklenberg Hospital Authority, NC Health Care System Rev.,
                5 3/4% due 1/15/2021......................................................         Aa3/AA         2,120,060
   1,000,000  Charlotte, NC Certificates of Participation (Charlotte-Mecklenburg Law
                Enforcement Center Project), 5 3/8% due 6/1/2013..........................         Aa1/AA         1,043,860
   2,000,000  Charlotte, NC Water & Sewer GOs, 5.90% due 2/1/2017.........................        Aaa/AAA         2,207,720
   1,000,000  Concord, NC Utilities System Rev., 5% due 12/1/2022.........................        Aaa/AAA           988,990

--------------
+ Ratings have not been audited by Deloitte & Touche llp.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

Portfolios of Investments
March 31, 1999

North Carolina Series (continued)


     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
  ----------                                  ---------------------                           ----------------  --------------
$  1,500,000  Fayetteville, NC Public Works Commission Rev., 5 1/8% due 3/1/2024..........        Aaa/AAA       $ 1,502,820
   2,500,000  Martin County Industrial Facilities and Pollution Control Financing
                Authority, NC Solid Waste Disposal Rev. (Weyerhaeuser Company
                Project), 6% due 11/1/2025*...............................................          A2/A          2,601,825
     600,000  North Carolina Housing Finance Agency Rev. (Multi-Family),
                5.80% due 7/1/2014........................................................         Aa2/AA           620,652
   1,455,000  North Carolina Housing Finance Agency Rev. (Single Family),
                6 1/2% due 3/1/2018.......................................................         Aa2/AA         1,555,395
   1,000,000  North Carolina Medical Care Commission Hospital Rev. (Memorial
                Mission Hospital Project), 6% due 10/1/2022...............................        Aaa/AAA         1,092,800
   2,000,000  North Carolina Medical Care Commission Hospital Rev. (Presbyterian
                Health Services Corp. Project), 6% due 10/1/2024..........................         Aa3/AA         2,178,680
   1,500,000  North Carolina Medical Care Commission Hospital Rev. (FirstHealth
                of the Carolinas Project), 5% due 10/1/2028...............................         Aa3/AA-        1,444,050
   1,500,000  North Carolina Medical Care Commission Hospital Rev. (Gaston Health
                Care), 5% due 2/15/2029...................................................          A1/A+         1,424,190
   1,500,000  North Carolina Municipal Power Agency No. 1 Catawba Electric Rev.,
                5 3/4% due 1/1/2015.......................................................         Aaa/AAA        1,575,000
   3,000,000  North Carolina Municipal Power Agency No. 1 Catawba Electric Rev.,
                5% due 1/1/2020...........................................................         Aaa/AAA        3,022,980
   1,000,000  Orange, NC Water & Sewer Authority Rev., 5.20% due 7/1/2016.................          Aa2/AA        1,012,150
   1,500,000  University of North Carolina Charlotte Rev. (Student Activity Center),
                5 1/2% due 6/1/2021.......................................................         Aaa/AAA        1,550,685
     500,000  University of North Carolina Hospitals at Chapel Hill Rev.,
                 6 3/8% due 2/15/2017.....................................................          Aa3/AA          539,680
   1,000,000  University of North Carolina Hospitals at Chapel Hill Rev.,
                5 1/4% due 2/15/2026......................................................          Aa3/AA        1,001,340
   1,550,000  Wake County Industrial Facilities & Pollution Control Financing Authority,
                NC (Carolina Power & Light), 6.90% due 4/1/2009...........................           A2/A         1,627,515
                                                                                                                -----------
TOTAL MUNICIPAL BONDS (COST $29,816,220) -- 98.1%.........................................................       31,748,530

VARIABLE RATE DEMAND NOTES (COST $100,000) -- 0.3%........................................................          100,000

OTHER ASSETS LESS LIABILITIES -- 1.6%.....................................................................          499,613
                                                                                                                -----------
NET ASSETS -- 100.0%......................................................................................      $32,348,143
                                                                                                                ===========

----------------------------
+ Ratings have not been audited by Deloitte & Touche llp.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

Statements of Assets and Liabilities
March 31, 1999


                                                  CALIFORNIA          CALIFORNIA                                 NORTH
                                                  HIGH-YIELD            QUALITY              FLORIDA           CAROLINA
                                                    SERIES              SERIES               SERIES             SERIES
                                                --------------      --------------       --------------     --------------
ASSETS:
Investments, at value
   (see Portfolios of Investments):
   Long-term holdings......................      $ 66,914,843         $88,058,669          $44,721,010        $31,748,530
   Short-term holdings.....................         2,600,000             300,000                   --            100,000
                                              ---------------      ---------------    ----------------    ---------------
                                                   69,514,843          88,358,669           44,721,010         31,848,530
Cash ......................................            79,963              62,988              112,138            104,019
Interest receivable........................           999,148           1,294,754              913,250            490,032
Receivable for Shares of Beneficial
   Interest sold...........................           214,767              59,611                   --             30,206
Receivable for securities sold.............            30,000                  --                   --                 --
Expenses prepaid to shareholder
   service agent...........................             8,077              10,385                5,385              4,615
Other......................................               647                 922                1,988                352
                                              ---------------      ---------------    ----------------    ---------------
Total Assets...............................        70,847,445          89,787,329           45,753,771         32,477,754
                                              ===============      ===============    ================    ===============
LIABILITIES:
Payable for securities purchased...........         3,976,796                  --                   --                 --
Dividends payable..........................           112,362             149,904               75,596             54,099
Payable for Shares of Beneficial Interest
   repurchased.............................            35,217              56,094              123,581             13,322
Accrued expenses and other.................           100,053             120,660               79,391             62,190
                                              ---------------      ---------------    ----------------    ---------------
Total Liabilities .........................         4,224,428             326,658              278,568            129,611
                                              ---------------      ---------------    ----------------    ---------------
Net Assets.................................       $66,623,017         $89,460,671          $45,475,203        $32,348,143
                                              ===============      ===============    ================    ===============
COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par:
   Class A.................................       $     8,727         $    12,191          $     5,464        $     3,820
   Class D.................................             1,238                 817                  283                190
Additional paid-in capital.................        62,771,573          84,506,129           42,848,789         30,371,396
Undistributed (distribution in excess of)
   net realized gain.......................           (38,948)            225,009               10,177             40,427
Net unrealized appreciation
   of investments..........................         3,880,427           4,716,525            2,610,490          1,932,310
                                              ---------------      ---------------    ----------------    ---------------
Net Assets.................................       $66,623,017         $89,460,671          $45,475,203        $32,348,143
                                              ===============      ===============    ================    ===============
NET ASSETS:
   Class A.................................       $58,337,321        $ 83,857,189          $43,231,132        $30,819,338
   Class D.................................       $ 8,285,696        $  5,603,482          $ 2,244,071        $ 1,528,805

SHARES OF BENEFICIAL INTEREST
  OUTSTANDING (UNLIMITED SHARES AUTHORIZED;
  $.001 PAR VALUE):
   Class A.................................         8,727,099          12,190,821            5,464,493          3,820,483
   Class D  ...............................         1,238,180             816,697              283,115            189,616

NET ASSET VALUE PER SHARE:
Class A....................................             $6.68               $6.88                $7.91              $8.07
Class D....................................             $6.69               $6.86                $7.93              $8.06


--------------------
See Notes to Financial Statements.

Statements of Operations
For the Six Months Ended March 31, 1999


                                                   CALIFORNIA          CALIFORNIA                                  NORTH
                                                   HIGH-YIELD            QUALITY              FLORIDA            CAROLINA
                                                     SERIES              SERIES               SERIES              SERIES
                                                --------------      --------------      --------------       ------------
INVESTMENT INCOME:
Interest .....................................     $1,780,551          $ 2,352,820          $1,204,885          $ 885,720
                                                -------------       --------------      --------------       ------------
EXPENSES:
Management fees...............................        161,937              221,638             113,813             82,504
Distribution and service fees.................         65,505               63,826              64,914             47,497
Shareholder account services..................         42,911               55,019              30,810             24,225
Auditing and legal fees.......................         15,141               17,623              14,152             12,869
Custody and related services..................          6,814                4,156               4,964              3,998
Trustees' fees and expenses...................          6,362                6,519               4,617              4,009
Shareholder reports and communications........          5,252                4,436               2,693              3,985
Registration..................................          4,827                5,376               4,367              4,527
Miscellaneous.................................          1,576                1,642               1,316              1,178
                                                -------------       --------------      --------------       ------------
Total Expenses................................        310,325              380,235             241,646            184,792
                                                -------------       --------------      --------------       ------------
Net Investment Income.........................      1,470,226            1,972,585             963,239            700,928
                                                -------------       --------------      --------------       ------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments..............         30,925              608,430              15,273             47,055
Net change in unrealized appreciation
  of investments..............................       (864,094)          (1,865,042)           (599,892)          (517,833)
                                                -------------       --------------      --------------       ------------
Net Loss on Investments ......................       (833,169)          (1,256,612)           (584,619)          (470,778)
                                                -------------       --------------      --------------       ------------
Increase in Net Assets from Operations........     $  637,057          $   715,973          $  378,620          $ 230,150
                                                =============       ==============      ==============       ============

------------------
See Notes to Financial Statements.

Statements of Changes in Net Assets


                                                   CALIFORNIA HIGH-YIELD SERIES               CALIFORNIA QUALITY SERIES
                                             ---------------------------------------- ----------------------------------------
                                                 SIX MONTHS               YEAR             SIX MONTHS             YEAR
                                                    ENDED                 ENDED               ENDED               ENDED
                                                   3/31/99               9/30/98             3/31/99             9/30/98
                                              ---------------      ---------------     ---------------         ---------------
OPERATIONS:
Net investment income ...................      $ 1,470,226           $ 2,869,233        $ 1,972,585              $ 4,188,124
Net realized gain on investments.........           30,925               315,617            608,430                2,703,169
Net change in unrealized appreciation
   of investments........................         (864,094)            1,697,381         (1,865,042)                 429,796
                                               -----------           -----------        -----------              -----------
Increase in Net Assets from Operations...          637,057             4,882,231            715,973                7,321,089
                                               -----------           -----------        -----------              -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A...............................       (1,337,739)           (2,672,172)        (1,902,107)              (4,112,546)
   Class D...............................         (132,487)             (197,061)           (70,478)                 (75,578)
Net realized gain on investments:
   Class A...............................         (207,681)             (255,159)        (2,762,949)                (410,719)
   Class D...............................          (23,942)              (16,987)          (100,451)                  (9,630)
                                               -----------           -----------        -----------              -----------
Decrease in Net Assets
   from Distributions....................       (1,701,849)           (3,141,379)        (4,835,985)              (4,608,473)
                                               -----------           -----------        -----------              -----------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST:
Net proceeds from sale of shares:
   Class A...............................        5,607,928             8,495,720          1,496,406                2,910,248
   Class D...............................        2,242,629             3,342,099          3,020,174                  510,845
Shares issued in payment of dividends:
   Class A...............................          724,872             1,407,211            950,104                2,074,707
   Class D...............................          102,158               148,218             38,391                   39,918
Exchanged from associated Funds:
   Class A...............................        2,421,711             2,763,236            878,494                9,378,739
   Class D...............................          447,933               549,807          1,100,485                2,156,556
Shares issued in payment of
   gain distributions:
   Class A...............................          142,616               174,948          1,679,573                  249,515
   Class D...............................           20,123                13,631             71,464                    5,556
                                               -----------           -----------        -----------              -----------
Total....................................       11,709,970            16,894,870          9,235,091               17,326,084
                                               -----------           -----------        -----------              -----------
Cost of shares repurchased:
   Class A...............................       (5,355,745)           (8,007,292)        (3,273,829)              (9,140,974)
   Class D...............................         (300,735)             (528,543)          (604,138)                (568,085)
Exchanged into associated Funds:
   Class A...............................       (2,626,130)             (937,063)        (1,434,856)              (7,593,529)
   Class D...............................         (506,786)             (598,369)          (165,527)              (1,581,236)
                                               -----------           -----------        -----------              -----------
Total....................................       (8,789,396)          (10,071,267)        (5,478,350)             (18,883,824)
                                               -----------           -----------        -----------              -----------
Increase (Decrease) in Net Assets
   from Transactions in Shares
   of Beneficial Interest................        2,920,574             6,823,603          3,756,741               (1,557,740)
                                               -----------           -----------        -----------              -----------
Increase (Decrease) in Net Assets........        1,855,782             8,564,455           (363,271)               1,154,876

NET ASSETS:
Beginning of period......................       64,767,235            56,202,780         89,823,942               88,669,066
                                               -----------           -----------        -----------              -----------
End of Period............................      $66,623,017           $64,767,235        $89,460,671              $89,823,942
                                               ===========           ===========        ===========              ===========


---------------
See Notes to Financial Statements.

Statements of Changes in Net Assets


                                                          FLORIDA SERIES                        NORTH CAROLINA SERIES
                                         -----------------------------------------------------------------------------------------
                                               SIX MONTHS                 YEAR             SIX MONTHS               YEAR
                                                  ENDED                   ENDED               ENDED                 ENDED
                                                 3/31/99                 9/30/98             3/31/99               9/30/98
                                         -----------------------      ---------------     ---------------     --------------------
OPERATIONS:
Net investment income ...................      $   963,239              $ 1,954,649         $   700,928           $ 1,474,812
Net realized gain on investments.........           15,273                  283,504              47,055               471,836
Net change in unrealized appreciation
   of investments........................         (599,892)               1,624,389            (517,833)              828,922
                                               -----------              -----------         -----------           -----------
Increase in Net Assets from Operations...          378,620                3,862,542             230,150             2,775,570
                                               -----------              -----------         -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A...............................         (922,022)              (1,887,251)           (674,845)           (1,428,764)
   Class D...............................          (41,217)                 (67,398)            (26,083)              (46,048)
Net realized gain on investments:
   Class A...............................         (272,671)                (385,124)           (451,811)             (259,010)
   Class D...............................          (14,496)                 (16,296)            (20,721)               (9,526)
                                               -----------              -----------         -----------           -----------
Decrease in Net Assets
   from Distributions....................       (1,250,406)              (2,356,069)         (1,173,460)           (1,743,348)
                                               -----------              -----------         -----------           -----------
TRANSACTIONS IN SHARES OF
   BENEFICIAL INTEREST:
Net proceeds from sale of shares:
   Class A...............................        2,855,583                1,820,657             457,701             1,639,241
   Class D...............................          104,405                  549,732             113,187               321,482
Shares issued in payment of dividends:
   Class A...............................          343,219                  735,335             354,569               749,183
   Class D...............................           23,540                   43,291              20,286                32,807
Exchanged from associated Funds:
   Class A...............................        1,140,557                1,868,336             165,328               551,292
   Class D...............................          735,692                  247,755                  --               100,077
Shares issued in payment of
   gain distributions:
   Class A...............................          153,195                  224,788             331,130               192,301
   Class D...............................           10,367                   12,044              20,065                 8,729
                                               -----------              -----------         -----------           -----------
Total ...................................        5,366,558                5,501,938           1,462,266             3,595,112
                                               -----------              -----------         -----------           -----------
Cost of shares repurchased:
   Class A...............................       (2,208,611)              (3,801,719)         (1,584,831)           (3,903,375)
   Class D...............................         (485,757)                (441,648)            (39,021)             (260,357)
Exchanged into associated Funds:
   Class A...............................         (688,299)              (1,850,538)           (361,101)             (545,626)
   Class D...............................          (40,566)                (213,070)                 --                (4,500)
                                               -----------              -----------         -----------           -----------
Total ...................................       (3,423,233)              (6,306,975)         (1,984,953)           (4,713,858)
                                               -----------              -----------         -----------           -----------
Increase (Decrease) in Net Assets
  from Transactions in Shares
  of Beneficial Interest.................        1,943,325                 (805,037)           (522,687)           (1,118,746)
                                               -----------              -----------         -----------           -----------
Increase (Decrease) in Net Assets........        1,071,539                  701,436          (1,465,997)              (86,524)

NET ASSETS:
Beginning of period......................       44,403,664               43,702,228          33,814,140            33,900,664
                                               -----------              -----------         -----------           -----------
End of Period............................      $45,475,203              $44,403,664         $32,348,143           $33,814,140
                                               ===========              ===========         ===========           ===========

---------------
See Notes to Financial Statements.

Notes to Financial Statements

1. Multiple Classes of Shares -- Seligman Municipal Series Trust (the "Trust") consists of four separate series: the "California High-Yield Series," the "California Quality Series," the "Florida Series," and the "North Carolina Series." Each Series of the Trust offers two classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC of 1% imposed on redemptions made within one year of purchase. The two classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Trust:

a. Security Valuation -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Trustees. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Trust amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 1999, distribution and service fees were the only class-specific expenses.

e. Distributions to Shareholders -- Dividends are declared daily and paid monthly. Other distributions paid by the Trust are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of any series of the Trust.

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 1999, were as follows:

  SERIES                    PURCHASES            SALES
----------                 -----------       ------------
California High-Yield       $6,212,040          $1,175,300
California Quality          13,190,650          11,605,460
Florida                      3,276,579           1,290,457
North Carolina                      --             800,538

    At March 31, 1999, each Series' cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities were as follows:

                               TOTAL            TOTAL
                            UNREALIZED       UNREALIZED
  SERIES                   APPRECIATION     DEPRECIATION
----------                 ------------     ------------
California High-Yield        $3,898,527        $ 18,100
California Quality            4,858,321         141,796
Florida                       2,648,890          38,400
North Carolina                1,949,260          16,950

4. Management Fee, Distribution Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Trust and provides the necessary personnel and facilities. Compensation of all officers of the Trust, all trustees of the Trust who are employees or consultants of the Manager, and all personnel of the Trust and the Manager is paid by the Manager. The Manager's fee is calculated daily and payable monthly, equal to 0.50% per annum of each Series' average daily net assets.

Notes to Financial Statements

    Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of each Series' shares and an affiliate of the Manager, received the following concessions after commissions were paid to dealers for sales of Class A shares:

                         DISTRIBUTOR             DEALER
   SERIES                CONCESSIONS           COMMISSIONS
----------               -----------          ------------
California High-Yield       $6,967               $51,598
California Quality           5,218                38,320
Florida                      4,175                32,194
North Carolina               2,199                16,010

    The Trust has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive continuing fees of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Trust pursuant to the Plan. For the six months ended March 31, 1999, for the California High-Yield, California Quality, Florida, and North Carolina Series, fees incurred under the Plan aggregated $30,118, $44,250, $53,197 and $40,117, respectively, or 0.10%, 0.10%, 0.25%, and 0.25%, respectively, per annum of average daily net assets.

    Under the Plan, with respect to Class D shares, service organizations can enter into agreements with the Distributor and receive continuing fees for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Trust to the Distributor pursuant to the Plan. For the six months ended March 31, 1999, fees incurred under the Plan amounted to $35,387, $19,576, $11,717, and $7,380, respectively, or 1% per annum of the average daily net assets of Class D shares of the California High-Yield, California Quality, Florida, and North Carolina Series, respectively.

    The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the six months ended March 31, 1999, such charges amounted to $10,243 for the California High-Yield Series, $2 for the California Quality Series, and $594 for the Florida Series.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Trust shares, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 1999, Seligman Services, Inc. received commissions from the sale of shares of each Series, and distribution and service fees, pursuant to the Plan, as follows:

                                          DISTRIBUTION AND
   SERIES                  COMMISSIONS      SERVICE FEES
----------                ------------      ------------
California High-Yield        $4,600             $1,066
California Quality              441              1,213
Florida                         300              2,581
North Carolina                  600              1,272

    Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

  SERIES
----------
California High-Yield       $42,911
California Quality           55,019
Florida                      30,810
North Carolina               24,225

    Certain officers and trustees of the Trust are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Trust has a compensation agreement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Trust or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid. The cost of such fees and earnings accrued thereon is included in trustees' fees and expenses, and the accumulated balances thereof at March 31, 1999, are included in other liabilities as follows:

  SERIES
----------
California High-Yield       $26,136
California Quality           26,246
Florida                      13,409
North Carolina               10,000

5. Committed Line of Credit -- Effective July 1, 1998, the Trust entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. Each Series' borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Series incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Trust has not borrowed from the credit facility.

Notes to Financial Statements

6. Transactions in Shares of Beneficial Interest -- Transactions in Shares of Beneficial Interest were as follows:


                                                            CALIFORNIA HIGH-YIELD                     CALIFORNIA QUALITY
                                                                   SERIES                                   SERIES
                                                        ---------------------------            --------------------------------
                                                         SIX MONTHS         YEAR                   SIX MONTHS        YEAR
                                                            ENDED           ENDED                     ENDED          ENDED
                                                           3/31/99         9/30/98                   3/31/99        9/30/98
                                                        ------------- -------------            ----------------  --------------
Sales of shares:
   Class A...................................               834,010     1,277,052                   215,179           412,540
   Class D...................................               333,954       499,452                   436,505            72,661
Shares issued in payment of dividends:
   Class A...................................               107,782       211,143                   136,295           294,684
   Class D...................................                15,170        22,196                     5,538             5,681
Exchanged from associated Funds:
   Class A...................................               361,120       413,298                   124,448         1,335,307
   Class D...................................                66,325        82,354                   155,181           307,189
Shares issued in payment of gain distributions:
   Class A...................................                21,223        26,588                   242,713            35,850
   Class D...................................                 2,990         2,068                    10,357               799
                                                         ----------    ----------                 ---------        ----------
Total........................................             1,742,574     2,534,151                 1,326,216         2,464,711
                                                         ----------    ----------                 ---------        ----------
Shares repurchased:
   Class A...................................              (795,483)   (1,201,761)                 (469,869)       (1,299,234)
   Class D...................................               (44,797)      (79,088)                  (87,022)          (80,796)
Exchanged into associated Funds:
   Class A...................................              (391,782)     (140,692)                 (200,303)       (1,081,747)
   Class D...................................               (75,267)      (89,085)                  (23,894)         (225,899)
                                                         ----------    ----------                 ---------        ----------
Total........................................            (1,307,329)   (1,510,626)                 (781,088)       (2,687,676)
                                                         ----------    ----------                 ---------        ----------
Increase (decrease) in shares................               435,245     1,023,525                   545,128          (222,965)
                                                         ==========    ==========                 =========        ==========


                                                                                                         NORTH CAROLINA
                                                                FLORIDA SERIES                              SERIES
                                                        --------------------------------          ------------------------------
                                                         SIX MONTHS           YEAR                   SIX MONTHS        YEAR
                                                            ENDED             ENDED                     ENDED          ENDED
                                                           3/31/99           9/30/98                   3/31/99        9/30/98
                                                        --------------   ---------------          ---------------  -------------
Sales of shares:
   Class A....................................              359,008         231,028                    56,116         202,159
   Class D....................................               12,981          69,634                    13,940          39,497
Shares issued in payment of dividends:
   Class A....................................               43,161          93,274                    43,527          92,259
   Class D....................................                2,954           5,481                     2,493           4,042
Exchanged from associated Funds:
   Class A....................................              143,605         237,657                    20,296          67,414
   Class D....................................               92,164          31,343                        --          12,161
Shares issued in payment of gain distributions:
   Class A....................................               19,319          29,005                    40,880          24,008
   Class D....................................                1,306           1,550                     2,477           1,091
                                                           --------        --------                  --------        --------
Total.........................................              674,498         698,972                   179,729         442,631
                                                           --------        --------                  --------        --------
Shares repurchased:
   Class A....................................             (278,745)       (482,133)                 (194,547)       (480,689)
   Class D....................................              (61,161)        (55,774)                   (4,822)        (31,930)
Exchanged into associated Funds:
   Class A....................................              (86,705)       (234,463)                  (44,226)        (67,042)
   Class D....................................               (5,109)        (27,097)                       --            (560)
                                                           --------        --------                  --------        --------
Total.........................................             (431,720)       (799,467)                 (243,595)       (580,221)
                                                           --------        --------                  --------        --------
Increase (decrease) in shares.................              242,778        (100,495)                  (63,866)       (137,590)
                                                           ========        ========                  ========        ========

Financial Highlights

    The tables below are intended to help you understand the financial performance of each Class of each Series for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges, and are not annualized for periods of less than one year.

California High-Yield Series

                                                                                        CLASS A
                                                     -----------------------------------------------------------------------------
                                                          SIX
                                                         MONTHS                    YEAR ENDED SEPTEMBER 30,
                                                         ENDED      --------------------------------------------------------------
                                                        3/31/99       1998          1997          1996         1995        1994
                                                     ------------   -------       -------       -------      --------    ---------
PER SHARE DATA:
Net Asset Value, Beginning of Period..............       $6.80      $6.61         $6.50         $6.47        $6.30        $6.73
                                                         -----      -----         -----         -----        -----        -----
Income from Investment Operations:
Net investment income.............................        0.16       0.32          0.34          0.36         0.37         0.37
Net realized and unrealized gain (loss)
   on investments.................................       (0.10)      0.22          0.20          0.05         0.17        (0.34)
                                                         -----      -----         -----         -----        -----        -----
Total from Investment Operations..................        0.06       0.54          0.54          0.41         0.54         0.03
                                                         -----      -----         -----         -----        -----        -----
Less Distributions:
Dividends from net investment income..............       (0.16)     (0.32)        (0.34)        (0.36)       (0.37)       (0.37)
Distributions from net realized capital gain......       (0.02)     (0.03)        (0.09)        (0.02)          --        (0.09)
                                                         -----      -----         -----         -----        -----        -----
Total Distributions...............................       (0.18)     (0.35)        (0.43)        (0.38)       (0.37)       (0.46)
                                                         -----      -----         -----         -----        -----        -----
Net Asset Value, End of Period....................       $6.68      $6.80         $6.61         $6.50        $6.47        $6.30
                                                         =====      =====         =====         =====        =====        =====
TOTAL RETURN:                                             0.89%      8.45%         8.74%         6.49%        8.85%        0.41%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)..........      $58,337    $58,374       $52,883       $50,264      $51,504      $48,007
Ratio of expenses to average net assets...........        0.86%+     0.82%         0.87%         0.84%        0.90%        0.85%
Ratio of net income to average net assets.........        4.64%+     4.81%         5.26%         5.49%        5.84%        5.74%
Portfolio turnover rate...........................        1.86%     10.75%        22.42%        34.75%       17.64%        8.36%



                                                                                        CLASS D
                                                     ------------------------------------------------------------------------------
                                                         SIX
                                                        MONTHS              YEAR ENDED SEPTEMBER 30,                2/1/94*
                                                         ENDED       -------------------------------------------     TO
                                                       3/31/99        1998        1997        1996        1995      9/30/94
                                                     -------------   -------     -------     -------    --------  -----------------
PER SHARE DATA:
Net Asset Value, Beginning of Period.............        $6.80        $6.61       $6.51       $6.48      $6.31       $6.67
                                                         -----        -----       -----       -----      -----       -----
Income from Investment Operations:
Net investment income............................         0.13         0.26        0.28        0.30       0.31        0.21
Net realized and unrealized gain (loss)
   on investments................................        (0.09)        0.22        0.19        0.05       0.17       (0.36)
                                                         -----        -----       -----       -----      -----       -----
Total from Investment Operations.................         0.04         0.48        0.47        0.35       0.48       (0.15)
                                                         -----        -----       -----       -----      -----       -----
Less Distributions:
Dividends from net investment income.............        (0.13)       (0.26)      (0.28)      (0.30)     (0.31)      (0.21)
Distributions from net realized capital gain.....        (0.02)       (0.03)      (0.09)      (0.02)        --          --
                                                         -----        -----       -----       -----      -----       -----
Total Distributions..............................        (0.15)       (0.29)      (0.37)      (0.32)     (0.31)      (0.21)
                                                         -----        -----       -----       -----      -----       -----
Net Asset Value, End of Period...................        $6.69        $6.80       $6.61       $6.51      $6.48       $6.31
                                                         =====        =====       =====       =====      =====       =====
TOTAL RETURN:                                             0.59%        7.47%       7.60%       5.53%      7.78%      (2.47)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted).........        $8,286       $6,393      $3,320      $1,919     $1,277        $650
Ratio of expenses to average net assets..........         1.76%+       1.73%       1.77%       1.74%      1.91%       1.74%+
Ratio of net income to average net assets........         3.74%+       3.90%       4.36%       4.59%      4.84%       4.73%+
Portfolio turnover rate..........................         1.86%       10.75%      22.42%      34.75%     17.64%       8.36%++


---------------
See footnotes on page 25.

Financial Highlights

California Quality Series

                                                                                        CLASS A
                                                     -----------------------------------------------------------------------------
                                                          SIX
                                                        MONTHS                      YEAR ENDED SEPTEMBER 30,
                                                         ENDED      --------------------------------------------------------------
                                                        3/31/99       1998          1997        1996          1995        1994
                                                     ------------   -------       -------     -------       --------    ----------
PER SHARE DATA:
Net Asset Value, Beginning of Period............       $7.21         $6.99         $6.75       $6.65         $6.39       $7.28
                                                       -----         -----         -----       -----         -----       -----
Income from Investment Operations:
Net investment income...........................        0.16          0.33          0.34        0.35          0.34        0.35
Net realized and unrealized gain (loss)
   on investments...............................       (0.10)         0.25          0.24        0.11          0.32       (0.73)
                                                       -----         -----         -----       -----         -----       -----
Total from Investment Operations................        0.06          0.58          0.58        0.46          0.66       (0.38)
                                                       -----         -----         -----       -----         -----       -----
Less Distributions:
Dividends from net investment income............       (0.16)        (0.33)        (0.34)      (0.35)        (0.34)      (0.35)
Distributions from net realized capital gain....       (0.23)        (0.03)           --       (0.01)        (0.06)      (0.16)
                                                       -----         -----         -----       -----         -----       -----
Total Distributions.............................       (0.39)        (0.36)        (0.34)      (0.36)        (0.40)      (0.51)
                                                       -----         -----         -----       -----         -----       -----
Net Asset Value, End of Period..................       $6.88         $7.21         $6.99       $6.75         $6.65       $6.39
                                                       =====         =====         =====       =====         =====       =====
TOTAL RETURN:                                           0.81%         8.67%         8.87%       7.00%        10.85%      (5.46)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)........      $83,857       $87,522       $86,992     $95,560       $94,947     $99,020
Ratio of expenses to average net assets.........        0.81%+        0.77%         0.82%       0.79%         0.89%       0.81%
Ratio of net income to average net assets.......        4.49%+        4.75%         4.99%       5.11%         5.34%       5.20%
Portfolio turnover rate.........................       13.30%        30.82%        12.16%      12.84%        11.24%      22.16%

                                                                                        CLASS D
                                                     --------------------------------------------------------------------------
                                                          SIX
                                                         MONTHS              YEAR ENDED SEPTEMBER 30,              2/1/94*
                                                         ENDED        -------------------------------------------      TO
                                                        3/31/99       1998        1997        1996        1995      9/30/94
                                                     --------------   -------     -------     -------    --------  ------------
PER SHARE DATA:
Net Asset Value, Beginning of Period.............        $7.19         $6.97       $6.74       $6.63      $6.38      $7.13
                                                         -----         -----       -----       -----      -----      -----
Income from Investment Operations:
Net investment income............................         0.12          0.27        0.28        0.28       0.28       0.19
Net realized and unrealized gain (loss)
   on investments................................        (0.10)         0.25        0.23        0.12       0.31      (0.75)
                                                         -----         -----       -----       -----      -----      -----
Total from Investment Operations.................         0.02          0.52        0.51        0.40       0.59      (0.56)
                                                         -----         -----       -----       -----      -----      -----
Less Distributions:
Dividends from net investment income.............        (0.12)        (0.27)      (0.28)      (0.28)     (0.28)     (0.19)
Distributions from net realized capital gain.....        (0.23)        (0.03)         --       (0.01)     (0.06)        --
                                                         -----         -----       -----       -----      -----      -----
Total Distributions..............................        (0.35)        (0.30)      (0.28)      (0.29)     (0.34)     (0.19)
                                                         -----         -----       -----       -----      -----      -----
Net Asset Value, End of Period...................        $6.86         $7.19       $6.97       $6.74      $6.63      $6.38
                                                         =====         =====       =====       =====      =====      =====
TOTAL RETURN:                                             0.36%         7.71%       7.75%       6.20%      9.61%     (8.01)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted).........        $5,604        $2,302      $1,677      $1,645      $ 863      $ 812
Ratio of expenses to average net assets..........         1.71%+        1.68%       1.72%       1.69%      1.88%      1.77%+
Ratio of net income to average net assets........         3.59%+        3.84%       4.09%       4.21%      4.36%      4.39%+
Portfolio turnover rate..........................        13.30%        30.82%      12.16%      12.84%     11.24%     22.16%++


-------------
See footnotes on page 25.

Financial Highlights

Florida Series

                                                                                        CLASS A
                                                     ----------------------------------------------------------------------
                                                         SIX
                                                       MONTHS
                                                        ENDED                      YEAR ENDED SEPTEMBER 30,
                                                     -------------- -------------------------------------------------------
                                                       3/31/99       1998        1997         1996       1995       1994
                                                     ----------     -------     -------     -------    --------    --------
PER SHARE DATA:
Net Asset Value, Beginning of Period..............      $8.07        $7.80       $7.67       $7.71      $7.34       $8.20
                                                        -----        -----       -----       -----      -----       -----
Income from Investment Operations:
Net investment income.............................       0.17         0.35        0.36        0.38       0.40        0.42
Net realized and unrealized gain (loss)
   on investments.................................      (0.11)        0.34        0.23        0.04       0.37       (0.74)
                                                        -----        -----       -----       -----      -----       -----
Total from Investment Operations..................       0.06         0.69        0.59        0.42       0.77       (0.32)
                                                        -----        -----       -----       -----      -----       -----
Less Distributions:
Dividends from net investment income..............      (0.17)       (0.35)      (0.36)      (0.38)     (0.40)      (0.42)
Distributions from net realized capital gain......      (0.05)       (0.07)      (0.10)      (0.08)        --       (0.12)
                                                        -----        -----       -----       -----      -----       -----
Total Distributions...............................      (0.22)       (0.42)      (0.46)      (0.46)     (0.40)      (0.54)
                                                        -----        -----       -----       -----      -----       -----
Net Asset Value, End of Period....................      $7.91        $8.07       $7.80       $7.67      $7.71       $7.34
                                                        =====        =====       =====       =====      =====       =====
TOTAL RETURN:                                            0.75%        9.16%       8.01%       5.54%     10.87%      (3.99)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)..........     $43,231      $42,464     $42,024     $45,200    $49,030     $49,897
Ratio of expenses to average net assets...........       1.02%+       1.00%       1.04%       0.97%      0.72%       0.42%
Ratio of net income to average net assets.........       4.27%+       4.45%       4.70%       4.90%      5.38%       5.49%
Portfolio turnover rate...........................       2.93%        6.73%      33.68%      18.53%     11.82%       6.17%
Without expense reimbursement and/or
   management fee waiver:**
Ratio of expenses to average net assets...........                                            0.97%      1.03%       1.00%
Ratio of net income to average net assets.........                                            4.90%      5.07%       4.91%



                                                                                        CLASS D
                                                     ----------------------------------------------------------------------
                                                         SIX
                                                       MONTHS                      YEAR ENDED SEPTEMBER 30,        2/1/94*
                                                        ENDED       -------------------------------------------      TO
                                                       3/31/99       1998        1997         1996       1995      9/30/94
                                                     ----------     -------     -------     -------    --------    --------
PER SHARE DATA:
Net Asset Value, Beginning of Period...........         $8.08        $7.81       $7.68       $7.72      $7.34       $8.10
                                                        -----        -----       -----       -----      -----       -----
Income from Investment Operations:
Net investment income..........................          0.14         0.29        0.30        0.32       0.34        0.24
Net realized and unrealized gain (loss)
   on investments..............................         (0.10)        0.34        0.23        0.04       0.38       (0.76)
                                                        -----        -----       -----       -----      -----       -----
Total from Investment Operations...............          0.04         0.63        0.53        0.36       0.72       (0.52)
                                                        -----        -----       -----       -----      -----       -----
Less Distributions:
Dividends from net investment income...........         (0.14)       (0.29)      (0.30)      (0.32)     (0.34)      (0.24)
Distributions from net realized capital gain...         (0.05)       (0.07)      (0.10)      (0.08)        --          --
                                                        -----        -----       -----       -----      -----       -----
Total Distributions............................         (0.19)       (0.36)      (0.40)      (0.40)     (0.34)      (0.24)
                                                        -----        -----       -----       -----      -----       -----
Net Asset Value, End of Period.................         $7.93        $8.08       $7.81       $7.68      $7.72       $7.34
                                                        =====        =====       =====       =====      =====       =====
TOTAL RETURN:                                            0.50%        8.32%       7.18%       4.74%     10.07%      (6.64)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted).......         $2,244       $1,940      $1,678      $1,277       $603        $244
Ratio of expenses to average net assets........          1.77%+       1.77%       1.81%       1.73%      1.66%       1.29%+
Ratio of net income to average net assets......          3.52%+       3.68%       3.93%       4.14%      4.53%       4.61%+
Portfolio turnover rate........................          2.93%        6.73%      33.68%      18.53%     11.82%       6.17%++
Without expense reimbursement and/or
    management fee waiver:**
Ratio of expenses to average net assets........                                               1.73%      1.97%       1.84%+
Ratio of net income to average net assets......                                               4.14%      4.22%       4.06%+


--------------
See footnotes on page 25.

Financial Highlights

North Carolina Series

                                                                                     CLASS A
                                                     ----------------------------------------------------------------------
                                                         SIX
                                                        MONTHS                     YEAR ENDED SEPTEMBER 30,
                                                        ENDED       -------------------------------------------------------
                                                       3/31/99       1998        1997         1996        1995      1994
                                                     ----------     -------     -------     -------    --------    --------
PER SHARE DATA:
Net Asset Value, Beginning of Period............       $8.30         $8.05       $7.84       $7.74      $7.30       $8.22
                                                       -----         -----       -----       -----      -----       -----
Income from Investment Operations:
Net investment income...........................        0.17          0.36        0.37        0.37       0.39        0.41
Net realized and unrealized gain (loss)
   on investments...............................       (0.11)         0.31        0.24        0.11       0.45       (0.87)
                                                       -----         -----       -----       -----      -----       -----
Total from Investment Operations................        0.06          0.67        0.61        0.48       0.84       (0.46)
                                                       -----         -----       -----       -----      -----       -----
Less Distributions:
Dividends from net investment income............       (0.17)        (0.36)      (0.37)      (0.37)     (0.39)      (0.41)
Distributions from net realized capital gain....       (0.12)        (0.06)      (0.03)      (0.01)     (0.01)      (0.05)
                                                       -----         -----       -----       -----      -----       -----
Total Distributions.............................       (0.29)        (0.42)      (0.40)      (0.38)     (0.40)      (0.46)
                                                       -----         -----       -----       -----      -----       -----
Net Asset Value, End of Period..................       $8.07         $8.30       $8.05       $7.84      $7.74       $7.30
                                                       =====         =====       =====       =====      =====       =====
TOTAL RETURN:                                           0.74%         8.60%       8.01%       6.39%     11.92%      (5.80)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)........      $30,819       $32,358     $32,684     $35,934    $37,446     $38,920
Ratio of expenses to average net assets.........        1.08%+        1.05%       1.09%       1.05%      0.82%       0.44%
Ratio of net income to average net assets.......        4.28%+        4.41%       4.66%       4.75%      5.21%       5.29%
Portfolio turnover rate.........................          --         20.37%      13.04%      15.12%      4.38%      15.61%
Without expense reimbursement and/or
   management fee waiver:**
Ratio of expenses to average net assets.........                                              1.06%      1.18%       1.13%
Ratio of net income to average net assets.......                                              4.74%      4.85%       4.60%


-----------
See footnotes on page 25.

Financial Highlights

                                                                                        CLASS D
                                                     ----------------------------------------------------------------------
                                                        SIX
                                                      MONTHS                    YEAR ENDED SEPTEMBER 30,          2/1/94*
                                                       ENDED       --------------------------------------------     TO
                                                      3/31/99       1998        1997        1996        1995      9/30/94
                                                     --------      ------     -------     -------     --------  ----------
PER SHARE DATA:
Net Asset Value, Beginning of Period.............      $8.30        $8.05       $7.83       $7.74       $7.29       $8.17
                                                       -----        -----       -----       -----       -----       -----
Income from Investment Operations:
Net investment income............................       0.14         0.30        0.31        0.31        0.33        0.23
Net realized and unrealized gain (loss)
   on investments................................      (0.12)        0.31        0.25        0.10        0.46       (0.88)
                                                       -----        -----       -----       -----       -----       -----
Total from Investment Operations.................       0.02         0.61        0.56        0.41        0.79       (0.65)
                                                       -----        -----       -----       -----       -----       -----
Less Distributions:
Dividends from net investment income.............      (0.14)       (0.30)      (0.31)      (0.31)      (0.33)      (0.23)
Distributions from net realized capital gain.....      (0.12)       (0.06)      (0.03)      (0.01)      (0.01)         --
                                                       -----        -----       -----       -----       -----       -----
Total Distributions..............................      (0.26)       (0.36)      (0.34)      (0.32)      (0.34)      (0.23)
                                                       -----        -----       -----       -----       -----       -----
Net Asset Value, End of Period...................      $8.06        $8.30       $8.05       $7.83       $7.74       $7.29
                                                       =====        =====       =====       =====       =====       =====
TOTAL RETURN:                                           0.24%        7.77%       7.33%       5.45%      11.19%      (8.15)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted).........      $1,529       $1,456      $1,217      $1,232      $1,257      $1,282
Ratio of expenses to average net assets..........       1.83%+       1.82%       1.85%       1.81%       1.64%       1.27%+
Ratio of net income to average net assets........       3.53%+       3.64%       3.90%       3.99%       4.42%       4.49%+
Portfolio turnover rate..........................         --        20.37%      13.04%      15.12%       4.38%      15.61%++
Without expense reimbursement and/or
    management fee waiver:**
Ratio of expenses to average net assets..........                                            1.82%       2.00%       1.95%+
Ratio of net income to average net assets........                                            3.98%       4.06%       3.82%+

-----------
  *Commencement of operations.
 **During the periods stated, the Manager, at its discretion, waived all or a portion of its fees and, in some cases, reimbursed certain expenses for the Florida and North Carolina Series.
  +Annualized.
 ++For the year ended September 30, 1994.
See Notes to Financial Statements.

Report of Independent Auditors

The Trustees and Shareholders,
Seligman Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Municipal Series Trust (comprising, respectively, the California High-Yield, California Quality, Florida, and North Carolina Series), as of March 31, 1999, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended September 30, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the Trust's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the California High-Yield, California Quality, Florida, and North Carolina Series of Seligman Municipal Series Trust as of March 31, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


/s/Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
New York, New York
April 30, 1999

TRUSTEES

John R. Galvin 2, 4
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow 2, 4
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc
Director, New York Presbyterian Hospital

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

William C. Morris 1
Chairman
Chairman of the Board,
    J. & W.  Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

Richard R. Schmaltz 1
Managing Director, Director of Investments,
   J. & W.  Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer, Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director,  CommScope, Inc.
Director,  C-SPAN

Brian T. Zino 1
President
President, J. & W.  Seligman & Co.  Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company

Trustee Emeritus
Fred E. Brown
Director and Consultant,
   J. & W.  Seligman & Co. Incorporated


----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Trustee Nominating Committee
           4 Board Operations Committee

Executive Officers

William C. Morris
Chairman

Brian T. Zino
President

Thomas G. Moles
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary

FOR MORE INFORMATION

Manager
J. & W. Seligman & Co.
  Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450 Shareholder
               Services
(212) 682-7600 Outside the
               United States
(800) 622-4597 24-Hour
               Automated
               Telephone
               Access Service

Glossary of Financial Terms

Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


------------
Adapted from the Investment Company Institute's 1998 Mutual Fund Fact Book.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of
 Seligman Municipal Series Trust, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                          SELIGMAN ADVISORS, INC.
                               an affiliate of

                            J. & W. Seligman & Co.
                                 INCORPORATED

                               ESTABLISHED 1861
                     100 Park Avenue, New York, NY 10017

Printed on Recycled Paper

TEB3 3/99